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                           ALLMERICA INVESTMENT TRUST
             (SUPPLEMENT TO PROSPECTUSES AND STATEMENT OF ADDITIONAL
                        INFORMATION DATED APRIL 29, 1996)


     The Small Cap Value Fund (the "Fund") of Allmerica Investment Trust (the "Trust") is one of the investment options available under the variable contracts offered by Allmerica Financial Life Insurance and Annuity Company and First Allmerica Financial Life Insurance Company.

     Effective January 1, 1997, CRM Advisors, LLC ("CRM"), 520 Madison Avenue, New York, New York 10022, replaced David L. Babson & Co. Inc. as the Sub-Adviser of the Fund. Organized in 1995, CRM is an affiliate of Cramer Rosenthal McGlynn, Inc. ("Cramer Rosenthal"), which was founded in 1973. CRM provides advisory and sub-advisory services to mutual funds with approximately $100 million under management. Cramer Rosenthal and its affiliates currently have over $2.5 billion in assets under management and provide investment advice to individuals, state and local government agencies, pension and profit sharing plans, trusts, estates, endowments and other organizations. Cramer Rosenthal is wholly owned by its active investment professionals. Ronald H. McGlynn and Jay B. Abramson will share primary responsibility for the day-to-day management of the Fund's investments. Mr. McGlynn, who co-founded Cramer Rosenthal, is the Chief Executive Officer and President of Cramer Rosenthal and CRM. Mr. Abramson, who joined Cramer Rosenthal in 1985, is an Executive Vice President of Cramer Rosenthal and CRM.

     At a special meeting on March 18, 1997, the Fund's shareholders approved: (i) an amendment to the Management Agreement between Allmerica Investment Management Company, Inc. ("AIMCO"), the Manager of the Trust, and the Trust relating to the Fund; (ii) a new Sub-adviser Agreement between AIMCO and CRM relating to the Fund; and (iii) revisions in the name, investment objective and investment policies of the Fund.

     To reflect these changes (which become effective April 1, 1997), the Prospectuses and Statement of Additional Information are amended as follows:

          The name "Small Cap Value Fund" is changed to "Small-Mid Cap Value Fund".

          The Investment Objective of the Fund is amended to read as follows:

          The Small-Mid Cap Value Fund seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks of small and mid-size companies, whose securities at the time of the purchase are considered by the Sub-Adviser to be undervalued.

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The Fund's Investment Policies as described in the section entitled, "What Are the Investment Objectives and Policies?" in the Prospectuses are amended to read as follows:

          A stock will be considered to be attractively valued and, therefore, eligible for investment in the Fund, if it is trading at a price which the Sub-Adviser believes is reasonable relative to its own past valuation history as well as compared to a large universe of stocks selected by the Sub-Adviser, based on one or more of the following comparisons:

          1.  price relative to cash flow;
          2.  price relative to earnings;
          3.  price relative to sales; and
          4.  price relative to assets as measured by book value.

          The Small-Mid Cap Value Fund generally intends to invest at least 65% of its total assets in stocks of companies with market capitalization between $200 million and $5 billion at the time of purchase and which are listed on a national or regional exchange or over-the-counter with prices quoted daily in the financial press. The Fund at times may invest temporarily in preferred stocks, bonds or other defensive issues. Normally, however, the Fund will maintain at least 80% of the portfolio in common stocks.

          The Small-Mid Cap Value Fund seeks investment opportunities in companies whose stocks are trading at attractive valuations relative to the market as a whole. The most attractive of these companies often exist among those securities which have been out of favor, where Wall Street coverage is limited, and where there is a degree of misunderstanding or neglect resulting in low expectations. Value investing may reduce downside risk while offering potential for capital appreciation as a company gains favor among other investors and its stock price rises. The portfolio normally will be diversified among different industry sectors, but is not an index approach. Stocks are bought as investments and generally held for the long term, rather than as active trading vehicles.

          Small-mid cap companies may present greater opportunities for capital appreciation, but also may involve greater risk. Smaller cap companies, when compared to larger cap companies, may be more dependent upon a single product, have limited financial resources, have fewer securities outstanding, experience greater price fluctuations and be somewhat less liquid than securities of larger companies.

          The Fund may invest up to 25% of its assets in foreign securities (not including its investments in ADR's) which carry additional risks not present in domestic securities. See "Certain Investment Strategies and Policies - Foreign Securities."

     The Fund may invest up to 15% of its assets in illiquid securities, including restricted

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     securities (as defined in its investment restrictions).  Certain restricted securities determined by the Trustees to be liquid are not subject to the 15% limitation. See "Certain Investment Strategies and Policies - Restricted Securities."

          For the fiscal year ended December 31, 1996, the portfolio turnover rate for the Fund was 20%. The portfolio turnover rate for the Fund may vary from year to year.

The advisory fee information relating to the Fund in the section of the Prospectuses entitled "Management Fees and Expenses" is amended to read as follows:

     The Manager's fee for the Small-Mid Cap Value Fund, computed daily at an annual rate based on the average daily net assets of the Fund, is based on the following schedule:

     Assets                                                      Fee Rate
     ------                                                      --------
     First $100 Million. . . . . . . . . . . . . . . . . . . . . 1.00%
     Next $150 Million . . . . . . . . . . . . . . . . . . . . . 0.85%
     Next $250 Million . . . . . . . . . . . . . . . . . . . . . 0.80%
     Next $250 Million . . . . . . . . . . . . . . . . . . . . . 0.75%
     Over $750 Million . . . . . . . . . . . . . . . . . . . . . 0.70%

AIMCO has committed to a voluntary limitation of its fee to an annual rate of 0.90% of average daily net assets until further notice.

For its services, CRM will receive a fee computed daily at an annual rate based on the average daily net assets of the Small-Mid Cap Value Fund, under the following schedule:

     Assets                                                      Fee Rate
     ------                                                      --------
     First $100 Million. . . . . . . . . . . . . . . . . . . . . 0.60%
     Next $150 Million . . . . . . . . . . . . . . . . . . . . . 0.50%
     Next $250 Million . . . . . . . . . . . . . . . . . . . . . 0.40%
     Next $250 Million . . . . . . . . . . . . . . . . . . . . . 0.375%
     Over $750 Million . . . . . . . . . . . . . . . . . . . . . 0.35%



Dated:  December 27, 1996 as amended March 19, 1997